UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period :	October 1, 2015 — September 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam California Tax Exempt Income Fund

Annual report
9 | 30 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCTEX

Putnam
California Tax Exempt
Income Fund

Annual report
9 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	24

Federal tax information	55

About the Trustees	56

Officers	58

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors around the world have witnessed generally positive performance from financial markets in 2016. Most stock and bond indexes have added gains, benefiting from a slowly recovering global economy and contending with only intermittent bouts of volatility.

Even advancing markets, however, can pose challenges for investors, including short-term fluctuations that can be unsettling. The key, we believe, is to stay invested, maintain a diversified portfolio, and remain focused on the long term. Also, seeking the counsel of a professional financial advisor, who can help keep your portfolio aligned with your goals, risk tolerance, and time horizon, may prove to be beneficial.

In any market environment, we favor active strategies based on fundamental research, such as the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended September 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Putnam California Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

There's an old adage in investing: "It's not how much you make that matters, it's how much you keep." That's particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

The fund's portfolio managers have worked together at Putnam since 1991.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 9/30/16 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.26% ($713)
2.84% ($1,607)
3.22% ($1,820)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 9/30/16. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable-equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.08%
6.60%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1970–2015 (May 2016). Most recent data available.

2 California Tax Exempt Income Fund

California Tax Exempt Income Fund 3

Interview with your fund’s portfolio manager

How was the market environment for municipal bonds during the 12-month reporting period ended September 30, 2016?

Municipal bonds enjoyed solid performance, benefiting from falling U.S. Treasury, municipal, and global interest rates and, in some cases, negative yields on non-U.S. sovereign bonds, which motivated income-oriented investors to look outside of more traditional fixed-income alternatives. As such, international buyers and banking institutions were drawn to the attractive yields offered by U.S. municipal bonds, joining the more traditional base of tax-averse investors. Demand for the asset class was also heightened when investors sought refuge during periods of extreme market volatility.

This strong demand helped to support prices for much of the reporting period. However, after the United Kingdom’s surprise vote to leave the European Union this past June and the relief rally that followed, municipal bond performance moderated in the final weeks of the reporting period, when higher-quality assets lagged stocks and other risk assets. Despite the modest slowdown in demand and relatively flat performance during July and August in which investors were willing

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	California Tax Exempt Income Fund

to take on more risk, the asset class did not experience much price volatility.

After beginning the process of normalizing interest rates in December 2015, the Federal Reserve held its benchmark federal funds rate steady for the balance of the reporting period. The Fed’s more dovish stance, which often reflected concern about the risks that global developments posed for the U.S. economy, generally supported municipal bond prices as well, in our view.

For the 12-month reporting period ended September 30, 2016, the Bloomberg Barclays Municipal Bond Index [the fund’s benchmark index] returned 5.58%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, which returned 5.19% and 0.27%, respectively. Against this backdrop, higher-yielding, lower-rated municipal bonds outperformed lower-yielding, higher-rated municipal bonds. Municipal bonds with longer maturities outperformed those with shorter maturities.

How would you characterize the supply/ demand picture at period-end?

The supply/demand backdrop for municipal bonds weakened slightly in the third calendar quarter of 2016 compared with the preceding quarters, resulting in a more neutral technical picture overall, in our view. Fund inflows, a measure of investor demand, continued into the asset class, but at a slower pace. However, municipal bond issuance swelled to 30-year records in August and September. The increased issuance puts the asset class on pace to surpass the $400 billion mark in 2016 and potentially exceed 2015’s $404 billion — one of the largest amounts on record for one year.

What contributed to the rise in municipal bond issuance?

Tax-exempt municipal bonds have long been a vital and effective tool for financing public projects such as roads, schools, and hospitals. With attention increasingly turning to the aging infrastructure in this country, cash-strapped state and local governments have turned to the municipal bond market to fund these projects. Issuance in the health-care and utilities sectors has been especially strong.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

California Tax Exempt Income Fund	5

Another factor contributing to the spike was the decision by many issuers to move up their municipal bond offerings ahead of the presidential election and a potential year-end interest-rate hike by the Federal Reserve.

How did the fund perform for the period?

Thanks in large part to a patient Fed, it proved to be a friendly environment for interest-rate-sensitive securities. U.S. Treasury rates fell and prices rose, and municipal bonds followed suit. For the period, the fund delivered positive absolute performance, outperforming its benchmark index but underperforming its Lipper peer group average.

What was your investment approach in this environment?

Many of our investment themes remained in place. They included duration positioning, or interest-rate sensitivity, that was slightly below the median of the Lipper peer group; overweight exposure, relative to the benchmark index, to municipal bonds rated BBB; a preference for higher-education, essential service utilities, and continuing-care retirement community bonds relative to the Lipper group; and an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. However, at the beginning of 2016, in response to market volatility, marginal growth, and a dovish Fed, we extended the portfolio’s duration by a modest amount, becoming more neutral in our positioning. This decision was beneficial for performance during the reporting period.

We did not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen by a large margin in the near term, nor did we believe that spreads would tighten much,

Allocations are shown as a percentage of the fund’s net assets as of 9/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	California Tax Exempt Income Fund

as they remained close to their lowest point since the onset of the credit crisis. In our opinion, downside risks included flows to municipal bonds turning decidedly negative or interest rates spiking higher. At the end of the reporting period, we maintained a generally neutral duration position and a somewhat higher cash allocation.

What is your outlook for the Fed’s rate policy in the coming months?

Against a backdrop of tame inflation and concerns about macroeconomic developments, the Fed held interest rates steady during the quarter. On several occasions, the central bank stated that it is predisposed to delaying further rate hikes until stronger evidence of U.S. economic growth materializes, especially in light of second-quarter gross domestic product that was weaker than expected. However, as the third quarter progressed, some members of the Fed’s interest-rate-setting committee voiced disagreement with the decision to keep interest rates low as a way to boost the U.S. economy. With the labor market tightening, the dissenters argued that the time had come for modest gradual increases in interest rates to best promote a more sustainable and balanced economic recovery.

Following the Fed’s September meeting, Chair Janet Yellen acknowledged that U.S. growth appears stronger and that she expected one interest-rate increase this year

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

California Tax Exempt Income Fund	7

if the job market continued to improve and no new macroeconomic risks materialized. At the end of the third quarter, many Fed observers were looking to the December policy meeting — after the presidential election — for the Fed to act on interest rates.

In the meantime, we believe that a data-dependent Fed on hold bodes well for municipal bond prices. As we look to the fourth quarter, the technical picture may have weakened slightly, but we still view the asset class as fairly valued. Should returns continue to moderate, we still believe that the $3.8 trillion tax-free municipal bond market, with its relatively stable credit fundamentals and low default rate, is on solid footing and represents a high-quality investment option for income-oriented investors.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	California Tax Exempt Income Fund

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio manager is Paul M. Drury, CFA. He holds a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

IN THE NEWS

In its October World Economic Outlook, the International Monetary Fund (IMF) projected that global growth will decelerate to 3.1% in 2016 before bouncing back to 3.4% next year. The Washington-based IMF shaved 0.1% off its 2016 and 2017 forecasts relative to its April Outlook, citing “weaker-than-expected” growth in the United States in the first half of 2016 and downside risk associated with Brexit, the United Kingdom’s decision to depart the European Union, as factors affecting this subdued outlook. Although the initial market reaction to Brexit was “contained,” the U.K. referendum is eventually “expected to have negative macroeconomic consequences, especially in the United Kingdom,” the report states. The IMF slashed its 2016 growth rate for advanced economies to 1.6%. Emerging markets and developing economies, meanwhile, will “strengthen slightly” this year to 4.2% after five straight years of declines, as projected by the IMF. While the IMF’s outlook for these developing economies is “uneven,” they account for more than 75% of projected world growth in 2016, according to the IMF, benefiting from low interest rates in advanced economies, stabilizing commodity prices, and diminishing concerns about China’s short-term economic prospects.

California Tax Exempt Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.47%	6.34%	6.26%	6.26%	5.63%	5.63%	6.09%	5.98%	6.54%

10 years	56.91	50.63	49.16	49.16	45.17	45.17	52.60	47.64	60.19
Annual average	4.61	4.18	4.08	4.08	3.80	3.80	4.32	3.97	4.82

5 years	30.13	24.93	25.95	23.95	25.10	25.10	28.39	24.22	31.46
Annual average	5.41	4.55	4.72	4.39	4.58	4.58	5.13	4.43	5.62

3 years	20.12	15.31	17.88	14.88	17.35	17.35	19.16	15.29	20.84
Annual average	6.30	4.86	5.64	4.73	5.48	5.48	6.02	4.86	6.51

1 year	6.08	1.83	5.41	0.41	5.33	4.33	5.92	2.48	6.29

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 California Tax Exempt Income Fund

Comparative index returns For periods ended 9/30/16

		Lipper California
	Bloomberg Barclays	Municipal Debt Funds
	Municipal Bond Index	category average*

Annual average (life of fund)	6.84%	6.54%

10 years	59.02	55.11
Annual average	4.75	4.47

5 years	24.51	31.80
Annual average	4.48	5.66

3 years	17.55	22.04
Annual average	5.54	6.85

1 year	5.58	6.76

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/16, there were 126, 120, 107, 87, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,916 and $14,517, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,764. A $10,000 investment in the fund’s class Y shares would have been valued at $16,019.

California Tax Exempt Income Fund	11

Fund price and distribution information For the 12-month period ended 9/30/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.290200		$0.237168	$0.224056	$0.266440		$0.308241

Capital gains [2]	—		—	—	—		—

Total	$0.290200		$0.237168	$0.224056	$0.266440		$0.308241

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

9/30/15	$8.19	$8.53	$8.18	$8.23	$8.16	$8.43	$8.21

9/30/16	8.39	8.74	8.38	8.44	8.37	8.65	8.41

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.27%	3.14%	2.64%	2.47%	3.00%	2.90%	3.48%

Taxable equivalent [4]	6.66	6.40	5.38	5.03	6.11	5.91	7.09

Current 30-day SEC yield [5]	N/A	1.15	0.58	0.43	N/A	0.90	1.42

Taxable equivalent [4]	N/A	2.34	1.18	0.88	N/A	1.83	2.89

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 50.93% federal and state combined tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 California Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 9/30/15	0.74%	1.37%	1.52%	1.02%	0.52%

Annualized expense ratio for the six-month
period ended 9/30/16*	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/16 to 9/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.80	$6.98	$7.74	$5.22	$2.69

Ending value (after expenses)	$1,027.70	$1,023.30	$1,023.50	$1,026.30	$1,027.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

California Tax Exempt Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/16, use the following calculation method. To find the value of your investment on 4/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.79	$6.96	$7.72	$5.20	$2.68

Ending value (after expenses)	$1,021.25	$1,018.10	$1,017.35	$1,019.85	$1,022.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 California Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

California Tax Exempt Income Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2016, Putnam employees had approximately $500,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 California Tax Exempt Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

California Tax Exempt Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18 California Tax Exempt Income Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes,

California Tax Exempt Income Fund 19

brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered

20 California Tax Exempt Income Fund

the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper California Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 127, 115 and 109 funds, respectively, in your fund’s Lipper peer group. (When considering

California Tax Exempt Income Fund 21

performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was largely attributable to the fund having a short duration, or sensitivity to interest rates, relative to it peers and the fund’s underweight exposure, in general, to Puerto Rico bonds (as well as the negative impact from Puerto Rico Sales Tax Revenue Bonds).

The Trustees considered that Putnam Management remained confident in the portfolio managers and their investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor

22 California Tax Exempt Income Fund

or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

California Tax Exempt Income Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 California Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam California Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 10, 2016

California Tax Exempt Income Fund 25

The fund’s portfolio 9/30/16

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	FNMA Coll. Federal National Mortgage
AGC Assured Guaranty Corp.	Association Collateralized
AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.
BAM Build America Mutual	Radian Insd. Radian Group Insured
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes, which are
FHL Banks Coll. Federal Home Loan Banks	floating-rate securities with long-term maturities
System Collateralized	that carry coupons that reset and are payable upon
FHLMC Coll. Federal Home Loan Mortgage	demand either daily, weekly or monthly. The rate
Corporation Collateralized	shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (99.0%)*	Rating**	Principal amount	Value

California (96.4%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Sharp Hlth. Care), 6.25%, 8/1/39	Aa3	$14,000,000	$16,006,340
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	BBB+/F	2,045,000	2,380,216
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	BBB+/F	700,000	781,088
(O’Connor Woods), 5.00%, 1/1/33	AA–	2,300,000	2,724,557

ABAG Fin. Auth. Non-Profit Corps Insd. Sr. Living
Rev. Bonds (Odd Fellows Home of CA), Ser. A
5.00%, 4/1/42	AA–	1,000,000	1,165,170
5.00%, 4/1/32	AA–	3,000,000	3,555,150

Alameda Cnty., Joint Pwrs. Auth. Lease Rev.
Bonds (Multiple Cap.), Ser. A, 5.00%, 12/1/34	AA	4,960,000	5,995,152

Alameda, Corridor Trans. Auth. Rev. Bonds
Ser. B, 5.00%, 10/1/37	BBB+	1,750,000	2,115,680
Ser. B, AGM, 5.00%, 10/1/37	AA	450,000	542,714
Ser. A, AMBAC, zero %, 10/1/19	BBB+	365,000	345,556
Ser. A, AMBAC, U.S. Govt. Coll., zero %, 10/1/19
(Escrowed to maturity)	Aaa	4,635,000	4,498,870

Anaheim, Pub. Fin. Auth. Rev. Bonds
(Elec. Syst. Distr. Fac.), Ser. A, 5.375%, 10/1/36	Aa3	3,000,000	3,511,350
Ser. A, 5.00%, 5/1/39	AA–	1,000,000	1,194,310

Arcadia, Unified School Dist. G.O. Bonds (Election
of 2006), Ser. A, AGM
zero %, 8/1/41	Aa1	7,680,000	2,287,795
zero %, 8/1/40	Aa1	10,160,000	3,186,379
zero %, 8/1/18	Aa1	1,500,000	1,399,665

Bay Area Toll Auth. of CA Rev. Bonds
Ser. S-6, 5.00%, 10/1/54	AA–	8,650,000	10,289,954
Ser. F-1, 5.00%, 4/1/54	AA	14,330,000	16,945,368

26 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Providence Hlth. & Svcs.), Ser. C, 6.50%,
10/1/38 (Prerefunded 10/1/18)	AAA/P	$100,000	$111,014
(Providence Hlth. & Svcs.), Ser. C, U.S. Govt.
Coll., 6.50%, 10/1/38 (Prerefunded 10/1/18)	Aa3	5,400,000	6,000,426
(Providence Hlth. & Svcs.), Class C, U.S. Govt.
Coll., 6.25%, 10/1/28 (Prerefunded 10/1/18)	Aa3	3,350,000	3,706,005
(Adventist Hlth. Syst.-West), Ser. A, 5.75%,
9/1/39 (Prerefunded 9/1/19)	A	10,500,000	11,957,190
(Sutter Hlth.), Ser. A, 5.25%, 11/15/46	Aa3	7,000,000	7,035,350
(Stanford Hosp.), Ser. A-2, 5.25%, 11/15/40	Aa3	1,000,000	1,180,040
(Scripps Hlth.), Ser. A, 5.00%, 11/15/40	AA	1,500,000	1,742,115
(Cedars Sinai Med. Ctr.), 5.00%, 8/15/39	Aa3	5,400,000	5,978,556
(Scripps Hlth.), Ser. A, 5.00%, 11/15/32	AA	1,000,000	1,164,600

CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA)
5.25%, 2/1/46	A–	4,860,000	4,916,959
5.25%, 2/1/37	A–	7,710,000	7,802,906

CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6.25%, 6/1/40	Baa1	4,000,000	4,622,280
(Emerson College), 6.00%, 1/1/42	Baa1	1,000,000	1,182,130
(Biola U.), 5.875%, 10/1/34	Baa1	12,470,000	13,299,006
(Biola U.), 5.80%, 10/1/28	Baa1	220,000	237,549
(Eisenhower Med. Ctr.), Ser. A, 5.75%, 7/1/40	Baa2	9,000,000	10,119,690
(Emerson College), 5.75%, 1/1/33	Baa1	1,000,000	1,186,150
(Loma Linda U.), 5.00%, 4/1/28	A	2,000,000	2,037,140
(U. Students Coop Assn.), 5.00%, 4/1/22
(Prerefunded 4/1/17)	BBB	790,000	806,472

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 6.125%, 5/15/39	AA–	3,000,000	3,396,090

CA School Fac. Fin. Auth. 144A Rev. Bonds
(Alliance College-Ready Pub. Schools), Ser. A
5.00%, 7/1/36	BBB–	1,250,000	1,439,838
5.00%, 7/1/31	BBB–	1,830,000	2,127,778

CA School Fin. Auth. Rev. Bonds (Kipp
LA Projects), Ser. A, 5.125%, 7/1/44	BBB–	1,000,000	1,136,860

CA State G.O. Bonds
6.50%, 4/1/33	Aa3	20,000,000	22,798,400
5.75%, 4/1/31	Aa3	21,000,000	23,539,950
5.25%, 4/1/35	Aa3	10,000,000	12,080,100
5.00%, 9/1/45	Aa3	7,500,000	9,224,775
5.00%, 8/1/45	Aa3	4,000,000	4,879,200
5.00%, 3/1/45	Aa3	4,165,000	5,041,191
5.00%, 10/1/44	Aa3	13,905,000	16,777,078
5.00%, 12/1/43	Aa3	1,500,000	1,818,630
5.00%, 11/1/43	Aa3	6,645,000	8,041,247
5.00%, 4/1/37	Aa3	2,000,000	2,395,720

California Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
CA State G.O. Bonds , 4.00%, 9/1/37	Aa3	$6,480,000	$7,237,642

CA State VRDN, 0.7s, 5/1/33	VMIG1	4,250,000	4,250,000

CA State Edl. Fac. Auth. Rev. Bonds
(CA Lutheran U.), 5.75%, 10/1/38	Baa1	5,000,000	5,409,700
(Pacific U.), 5.50%, 11/1/39
(Prerefunded 11/1/19)	AAA/P	100,000	113,744
(U. of the Pacific), 5.50%, 11/1/39	A2	1,085,000	1,214,126
(U. of the Pacific), U.S. Govt. Coll., 5.50%,
11/1/39 (Prerefunded 11/1/19)	AAA/P	65,000	73,934
(CA College of Arts), 5.25%, 6/1/30	Baa2	1,360,000	1,592,832
(U. of the Pacific), 5.25%, 11/1/29	A2	1,265,000	1,414,991
(Loyola-Marymount U.), Ser. A, 5.125%, 10/1/40	A2	2,955,000	3,246,008
(U. Redlands), Ser. A, 5.125%, 8/1/38
(Prerefunded 8/1/18)	A3	6,430,000	6,928,325
(Pepperdine U.), 5.00%, 10/1/49	AA	2,000,000	2,440,820
(Pepperdine U.), 5.00%, 9/1/45	AA	1,000,000	1,212,690
(Santa Clara U.), 5.00%, 4/1/45	Aa3	2,500,000	2,937,750
(Pepperdine U.), 5.00%, 12/1/44	AA	2,000,000	2,412,620
(Pepperdine U.), 5.00%, 10/1/41	AA	1,500,000	1,836,330
(U. of Redlands), Ser. A, 5.00%, 10/1/38	A3	500,000	591,560
(U. of Redlands), Ser. A, 5.00%, 10/1/37	A3	425,000	504,777
(U. of the Pacific), 5.00%, 11/1/36	A2	500,000	597,305
(U. of Redlands), Ser. A, 5.00%, 10/1/36	A3	750,000	893,543
(U. of Redlands), Ser. A, 5.00%, 10/1/35	A3	1,000,000	1,172,910
(Chapman U.), 5.00%, 4/1/31	A2	2,425,000	2,762,681
(Loyola-Marymount U.), Ser. A, NATL,
zero %, 10/1/28	A2	355,000	257,084

CA State Edl. Fac. Auth. Rev. Bonds
(Occidental College)
5.00%, 10/1/45	Aa3	425,000	505,542
5.00%, 10/1/38	Aa3	595,000	715,678
5.00%, 10/1/35	Aa3	500,000	608,155
5.00%, 10/1/34	Aa3	960,000	1,172,016

CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(Sutter Health), Ser. A, 5.00%, 11/15/46	Aa3	5,500,000	6,584,270
(Providence St. Joseph Hlth.), Ser. A,
4.00%, 10/1/35	Aa3	1,000,000	1,114,080

CA State Infrastructure & Econ. Dev.
Bank Rev. Bonds
(Academy Motion Picture Arts & Sciences Oblig.
Group), 5.00%, 11/1/41	Aa2	1,000,000	1,191,830
(J. David Gladstone Inst.), Ser. A,
5.00%, 10/1/31	A–	4,000,000	4,614,320
(Indpt. Syst. Operator Corp.), 5.00%, 2/1/30	A1	7,000,000	8,241,170
(Oakland Unified School Dist. Fin.),
5.00%, 8/15/22	AA–	4,985,000	5,375,774

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
CA State Infrastructure & Econ. Dev. Bank Rev.
Bonds (Walt Disney Family Museum)
5.00%, 2/1/31	A1	$250,000	$306,103
5.00%, 2/1/30	A1	250,000	307,990
5.00%, 2/1/29	A1	270,000	335,453

CA State Infrastructure & Econ. Dev. Bank VRDN
(Los Angeles Museum), Ser. A, 0.78s, 9/1/37	VMIG1	3,295,000	3,295,000

CA State Muni. Fin. Auth Mobile Home Park Rev.
Bonds (Caritas Affordable Hsg., Inc.), Ser. A,
5.00%, 8/15/30	BBB	1,000,000	1,161,890

CA State Muni. Fin. Auth. Student Hsg. Rev. Bonds
(Bowles Hall Foundation), Ser. A, 5.00%, 6/1/35	Baa3	1,270,000	1,450,873

CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.10%, 6/1/40	A	4,500,000	5,019,615
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	8,000,000	8,994,480

CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (11/1/16) (Republic
Svcs., Inc.), Ser. A, 0.75%, 8/1/23	A–2	1,200,000	1,199,880

CA State Poll. Control Fin. Auth. Wtr. Fac. Rev.
Bonds (American Wtr. Cap. Corp.), 5.25%, 8/1/40	A	4,000,000	4,474,400

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6.125%, 11/1/29	A1	3,000,000	3,465,990
(Dept. of Ed. — Riverside Campus), Ser. B,
6.00%, 4/1/26	A1	2,625,000	2,950,999
Ser. G-1, 5.75%, 10/1/30	A1	9,000,000	10,247,130
Ser. A-1, 5.50%, 3/1/25	A1	2,500,000	2,864,850
Ser. B, 5.00%, 10/1/39	A1	1,500,000	1,802,505
(Various Cap.), Ser. I, 5.00%, 11/1/38	A1	1,880,000	2,277,789
(Regents U.), Ser. E, U.S. Govt. Coll., 5.00%,
4/1/29 (Prerefunded 4/1/19)	Aaa	7,015,000	7,726,812
(Regents U.), Ser. E, U.S. Govt. Coll., 5.00%,
4/1/28 (Prerefunded 4/1/19)	Aaa	6,000,000	6,608,820
(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5.00%, 12/1/19	A1	5,420,000	5,807,096

CA State Tobacco Securitization Agcy. Rev.
Bonds (Kern Cnty. Tobacco Funding Corp.),
5.00%, 6/1/40	BBB/P	5,000,000	5,738,200

CA State U. Rev. Bonds
(Systemwide), Ser. A, 5.00%, 11/1/45	Aa2	1,500,000	1,824,585
Ser. A, 5.00%, 11/1/38	Aa2	2,250,000	2,746,913
Ser. A, 5.00%, 11/1/35	Aa2	4,500,000	5,516,685

CA Statewide Cmnty. Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB+	4,120,000	4,132,896

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
7.25%, 11/15/41	BBB–	6,000,000	7,010,760
(Enloe Med. Ctr.), 6.25%, 8/15/33
(Prerefunded 8/15/18)	AA–	6,500,000	7,155,590
(Sutter Hlth.), Ser. A, 6.00%, 8/15/42	Aa3	5,000,000	5,957,050

California Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(American Baptist Homes West),
5.75%, 10/1/25	BBB+/F	$950,000	$1,074,735
(Catholic Hlth. Care West), Ser. A, 5.50%, 7/1/30	A	3,745,000	3,885,175
(899 Charleston, LLC), Ser. A, 5.375%, 11/1/49	BB/P	1,000,000	1,138,370
(Sutter Hlth.), Ser. B, 5.25%, 11/15/48	Aa3	2,000,000	2,137,820
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	300,000	340,017
(John Muir Hlth.), Ser. A, 5.00%, 8/15/51	A1	1,000,000	1,196,010
(John Muir Hlth.), Ser. A, 5.00%, 8/15/46	A1	1,365,000	1,640,402
(American Baptist Homes of the West),
5.00%, 10/1/45	BBB+/F	2,550,000	2,940,533
AGM, 5.00%, 11/15/44	AA	5,195,000	6,172,387
(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,190,000	1,321,638
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/42	A–/F	3,250,000	3,634,898
(Culinary Institute of America (The)), Ser. B,
5.00%, 7/1/41	Baa2	380,000	451,885
(Enloe Med. Ctr.), 5.00%, 8/15/38	AA–	2,750,000	3,297,718
(Enloe Med. Ctr.), 5.00%, 8/15/35	AA–	1,580,000	1,915,165
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/32	A–/F	600,000	682,440
(Henry Mayo Newhall Memorial Hosp.), 5.00%,
10/1/27 (Prerefunded 10/1/17)	AA–	3,685,000	3,839,365
(Terraces at San Joaquin Gardens), Ser. A,
5.00%, 10/1/22	BB/P	3,150,000	3,540,726
(Cmnty. Fac. Dist. No. 1-Zone 1B),
zero %, 9/1/20	BB/P	500,000	426,035

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(American Baptist Homes West),
6.25%, 10/1/39	BBB+/F	4,500,000	5,138,820
(Front Porch Cmntys. & Svcs.), Ser. A,
5.125%, 4/1/37	BBB+	9,500,000	9,599,940

CA Statewide Cmnty. Dev. Auth. Student Hsg.
Rev. Bonds (CHF-Irvine, LLC), 5.00%, 5/15/40	Baa1	2,000,000	2,402,060

CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5.625%, 5/1/29	Baa2	2,100,000	2,148,216

Carlsbad, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 11/1/21	Aa2	2,250,000	2,092,073

Castaic Lake, Wtr. Agcy. COP (Water Syst. Impt.),
AMBAC, zero %, 8/1/27	AA+	10,000,000	7,634,200

Centinela Valley, Union High School Dist. G.O.
Bonds, Ser. C, AGM, 4.00%, 8/1/34 ##	AA	5,000,000	5,546,350

Cerritos, G.O. Bonds (Cerritos Cmnty. College
Dist.), Ser. A, 5.00%, 8/1/39	Aa2	9,275,000	11,220,524

Chino Basin, Desalter Auth. Rev. Bonds, Ser. A,
AGC, 5.00%, 6/1/30 (Prerefunded 6/1/18)	AA+	2,000,000	2,137,160

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas)
Ser. C, 5.875%, 2/15/34	Aa2	2,600,000	2,915,250
Ser. D, 5.875%, 1/1/34	Aa2	5,000,000	5,606,250

30 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
Chula Vista, Muni. Fin. Auth. Special Tax Bonds
5.50%, 9/1/30	BBB+	$740,000	$901,468
5.50%, 9/1/29	BBB+	2,165,000	2,643,617

Clovis, Unified School Dist. G.O. Bonds (Election
2012), Ser. D, 5.00%, 8/1/37	Aa2	3,000,000	3,624,690

Coast, Cmnty. College Dist. G.O. Bonds
(Election 2012), Ser. A, 5.00%, 8/1/38	Aa1	7,000,000	8,451,800
NATL, zero %, 8/1/22	Aa1	1,280,000	1,173,338
NATL, zero %, 8/1/21	Aa1	4,500,000	4,213,260

Commerce, Redev. Agcy. Tax Alloc. Bonds
(Redev. Area 1), U.S. Govt. Coll., zero %, 8/1/21
(Escrowed to maturity)	AAA/P	14,410,000	11,752,508

Contra Costa, Home Mtge. Fin. Auth. Rev.
Bonds, Ser. G, NATL, zero %, 9/1/17 (Escrowed
to maturity)	Aaa	2,930,000	2,822,909

Corona-Norco, School Dist. Pub. Fin. Auth.
Special Tax Bonds
Ser. A, 5.00%, 9/1/35	A–	585,000	689,399
Ser. A, 5.00%, 9/1/32	A–	1,125,000	1,343,250
(Sr. Lien), Ser. A, 5.00%, 9/1/28	A–	275,000	332,296

Corona-Norco, Unified School Dist. Special Tax
Bonds (Cmnty. Fac. Dist. No. 98-1), 5.00%, 9/1/28	A–	1,590,000	1,879,332

Desert Cmnty. College Dist. G.O. Bonds,
5.00%, 8/1/36	Aa2	1,000,000	1,229,120

Eastern CA Muni. Waste Wtr. Dist. Rev. Bonds ,
Ser. A, 5.00%, 7/1/45	AA	2,740,000	3,331,402

El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
6.25%, 8/15/17 (Escrowed to maturity)	AAA/P	1,640,000	1,715,948

El Dorado, Irrigation Dist. Rev. Bonds, Ser. C,
4.00%, 3/1/34 ##	Aa3	1,500,000	1,674,150

Emeryville, Redev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, AGM
5.00%, 9/1/34	AA	500,000	592,305
5.00%, 9/1/33	AA	385,000	458,208
5.00%, 9/1/32	AA	450,000	536,643
5.00%, 9/1/31	AA	590,000	707,369
5.00%, 9/1/30	AA	815,000	986,981

Folsom Cordova, Unified School Dist. G.O. Bonds
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	AA–	1,505,000	1,219,923

Fontana, Cmnty. Facs. Special Tax Bonds (Sierra
Hills School Dist. No. 22)
5.00%, 9/1/34	BBB/P	1,000,000	1,138,300
5.00%, 9/1/31	BBB/P	880,000	1,008,357

Foothill-De Anza, Cmnty. College Dist. G.O.
Bonds, Ser. C, 5.00%, 8/1/40	Aaa	6,750,000	7,780,320

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, 6.00%, 1/15/53	BBB–	8,000,000	9,645,360

Fullerton, Cmnty. Fac. Dist. No. 1 Special Tax
Bonds (Amerige Heights), 5.00%, 9/1/32	A–	1,000,000	1,160,860

California Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
Garden Grove, Unified School Dist. G.O. Bonds
(2010 Election), Ser. C
5.00%, 8/1/32	Aa2	$2,000,000	$2,461,020
5.00%, 8/1/31	Aa2	1,500,000	1,850,160
5.00%, 8/1/30	Aa2	1,000,000	1,236,370
5.00%, 8/1/29	Aa2	500,000	619,655

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/45	A1	10,000,000	11,926,100
Ser. A, 5.00%, 6/1/40	A1	9,940,000	11,897,186
Ser. A-1, 5.00%, 6/1/33	B3	8,000,000	8,068,400
Ser. A, AMBAC, zero %, 6/1/24	A1	12,000,000	10,312,080

Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds (Election 2012), Ser. A, 5.25%, 8/1/38	Aa2	4,000,000	4,951,640

Hartnell Cmnty. College Dist. G.O. Bonds, Ser. A
zero %, 8/1/37	Aa2	3,500,000	1,578,430
zero %, 8/1/36	Aa2	4,750,000	2,263,518
zero %, 8/1/35	Aa2	1,000,000	503,950

Hayward, Unified School Dist. G.O. Bonds,
5.00%, 8/1/38	A+	1,995,000	2,331,856

Imperial Irrigation Elec. Dist. Rev. Bonds
Ser. A, 6.25%, 11/1/31 (Prerefunded 11/1/20)	AA–	1,000,000	1,210,310
Ser. A, 5.50%, 11/1/41 (Prerefunded 11/1/20)	AA–	9,000,000	10,623,960
Ser. A, 5.125%, 11/1/38 (Prerefunded 11/1/18)	AA–	365,000	396,981
Ser. A, U.S. Govt. Coll., 5.125%, 11/1/38
(Prerefunded 11/1/18)	AAA/P	1,635,000	1,776,493
Ser. C, 5.00%, 11/1/37	AA–	1,500,000	1,833,180
Ser. C, 5.00%, 11/1/36	AA–	1,460,000	1,788,500

Inland Valley, Dev. Agcy. Successor Tax Alloc.
Bonds, Ser. A, 5.25%, 9/1/37	A–	4,925,000	5,831,693

Irvine, Cmnty. Fac. Dist. No.
13-3 Special Tax Bonds
(Great Park Impt. Area No. 1), 5.00%, 9/1/39	BBB–/P	1,000,000	1,130,790
(Great Park Impt. Area No. 4), 4.00%, 9/1/41	BB–/P	2,500,000	2,737,375

Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds
(Ltd. Oblig. Assmt. Dist. No. 13-1),
5.00%, 9/2/29	BBB+	705,000	824,949
(Dist No. 12-1), 5.00%, 9/2/23	BBB+	1,000,000	1,192,180

Irvine, Unified School Dist. Special Tax Bonds,
BAM, 5.00%, 9/1/38	AA	2,500,000	2,975,300

Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A
5.00%, 9/1/33	A–	600,000	709,818
5.00%, 9/1/32	A–	2,475,000	2,941,686

Kaweah, Delta Hlth. Care Dist. Rev. Bonds, Ser. B,
5.00%, 6/1/40	A3	1,500,000	1,747,035

La Verne, COP (Brethren Hillcrest Homes),
5.00%, 5/15/29	BBB–/F	635,000	713,543

32 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special
Tax Bonds (Canyon Hills Impt. Areas), Ser. A & C
5.00%, 9/1/33	BB+/P	$1,105,000	$1,260,319
5.00%, 9/1/31	BB+/P	1,045,000	1,199,817

Las Virgenes, Unified School Dist. G.O. Bonds,
AGM, zero %, 11/1/23	Aa2	1,395,000	1,237,602

Long Beach Marina, Rev. Bonds, 5.00%, 5/15/40	BBB/F	1,000,000	1,168,940

Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/28	Baa1	5,000,000	6,486,000
(Aquarium of the Pacific), 5.00%, 11/1/30	A1	1,000,000	1,163,410
(Aquarium of the Pacific), 5.00%, 11/1/29	A1	1,250,000	1,456,250

Long Beach, Cmnty. College Dist. G.O. Bonds
(2008 Election), Ser. B
5.00%, 8/1/39	Aa2	5,000,000	5,959,750
zero %, 8/1/34	Aa2	1,500,000	863,895
zero %, 8/1/33	Aa2	625,000	376,231

Long Beach, Unified School Dist. G.O. Bonds,
Ser. D-1, zero %, 8/1/37	Aa2	1,000,000	454,640

Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev.
Bonds, Ser. A, 5.00%, 12/1/44	AA	1,000,000	1,193,150

Los Angeles Cnty., School Dist. COP
(Headquarters Bldg.), Ser. B
5.00%, 10/1/31	A1	1,125,000	1,320,143
5.00%, 10/1/30	A1	1,250,000	1,472,250

Los Angeles Ctny., Pub. Wks. Fin. Auth. Lease
Rev. Bonds, Ser. D, 5.00%, 12/1/45	AA	3,000,000	3,623,910

Los Angeles, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. A, U.S. Govt. Coll., 6.00%,
8/1/33 (Prerefunded 8/1/19)	Aa1	9,000,000	10,265,220

Los Angeles, Cmnty. Fac. Dist. No. 4 Special Tax
Bonds (Playa Vista Phase 1)
5.00%, 9/1/31	BBB+	1,500,000	1,751,055
5.00%, 9/1/30	BBB+	1,500,000	1,763,925
5.00%, 9/1/29	BBB+	1,500,000	1,775,730

Los Angeles, Dept. of Arpt. Rev. Bonds
Ser. D, 5.00%, 5/15/41	AA	4,000,000	4,746,480
(Los Angeles Intl. Arpt.), Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,690,350
(Los Angeles Intl. Arpt.), Ser. D, 5.00%, 5/15/40	AA	11,500,000	13,087,805
Ser. D, 5.00%, 5/15/36	AA	1,375,000	1,639,798
(Sr. Intl. Private Activity), 5.00%, 5/15/35	AA	2,000,000	2,402,640
(Los Angeles Intl. Arpt.), Ser. B, 5.00%, 5/15/32	AA–	1,000,000	1,206,900
(Los Angeles Intl. Arpt.), Ser. B, 5.00%, 5/15/31	AA–	1,190,000	1,442,851
(Los Angeles Intl. Arpt.), Ser. B, 5.00%, 5/15/30	AA–	1,100,000	1,340,658
(Los Angeles Intl. Arpt.), 5.00%, 5/15/29	AA	4,225,000	5,037,932

Los Angeles, Dept. of Arpt. Rev. Bonds , Ser. A,
5.00%, 5/15/42	AA–	6,000,000	7,178,040

California Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
Ser. D, 5.00%, 7/1/44	Aa2	$5,000,000	$6,018,700
(Pwr. Syst.), Ser. B, 5.00%, 7/1/43	Aa2	1,500,000	1,794,000
(Wtr. Wks. Syst.), Ser. B, 5.00%, 7/1/31	AA+	2,000,000	2,461,440

Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
(Pwr. Syst.), Ser. A, 5.00%, 7/1/46	Aa2	9,500,000	11,526,730
(Wtr. Wks. Syst.), Ser. A, 5.00%, 7/1/46	AA+	4,000,000	4,853,360

Los Angeles, Harbor Dept. Rev. Bonds
FNMA Coll., FHLMC Coll., 7.60%, 10/1/18
(Escrowed to maturity)	AA+	5,075,000	5,384,169
(Green Bond), Ser. C, 4.00%, 8/1/39 ##	Aa2	2,200,000	2,450,778

Los Angeles, Muni. Impt. Corp. Lease Rev. Bonds
(Real Property), Ser. B, 4.00%, 11/1/36	A+	3,480,000	3,857,128

Los Angeles, Unified School Dist. G.O. Bonds
(Election 2008), Ser. A, 5.00%, 7/1/40	Aa2	2,000,000	2,423,460
Ser. D, 5.00%, 1/1/34	Aa2	3,865,000	4,257,298
Ser. F, 5.00%, 7/1/29	Aa2	2,000,000	2,213,860

Los Angeles, Waste Wtr. Syst. Rev. Bonds
(Green Bond), Ser. C, 5.00%, 6/1/45	AA+	2,500,000	3,022,600
Ser. B, 5.00%, 6/1/30	AA	8,000,000	9,652,480

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	6,000,000	8,796,240

Merced, City School Dist. G.O. Bonds (Election
2014), 5.00%, 8/1/45	Aa3	3,500,000	4,204,130

Merced, Union High School Dist. G.O. Bonds, AGM
zero %, 8/1/44	AA	8,655,000	2,534,790
zero %, 8/1/39	AA	5,005,000	1,930,779

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5.75%, 8/10/18	AAA	9,050,000	9,556,800

Modesto, Irrigation Dist. Elec. Rev. Bonds
5.00%, 10/1/34	A+	500,000	619,865
5.00%, 10/1/32	A+	1,340,000	1,674,812
Ser. A, AGM, 5.00%, 7/1/32	AA	800,000	949,472
5.00%, 10/1/31	A+	780,000	979,664
Ser. A, AGM, 5.00%, 7/1/31	AA	1,600,000	1,904,496

Modesto, Irrigation Dist. Fin. Auth. Elec. Syst. Rev.
Bonds, Ser. A, 5.00%, 10/1/40	A+	2,790,000	3,286,927

Mt. San Antonio, Cmnty College Dist. G.O. Bonds
(Election 2008), Ser. A-13, 5.00%, 8/1/34	Aa2	2,000,000	2,403,400

Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AA	2,000,000	1,247,840

Murrieta, Pub. Fin. Auth. Special Tax Bonds,
5.00%, 9/1/26	BBB–	1,000,000	1,170,560

Napa Valley, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. C, NATL
zero %, 8/1/22	Aa2	5,000	3,870
zero %, 8/1/21	Aa2	6,750,000	5,491,598
zero %, 8/1/21 (Prerefunded 8/1/17)	Aa2	1,825,000	1,484,163

34 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. E, 5.25%, 9/1/33	BBB+	$1,500,000	$1,757,295

Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A
5.00%, 7/1/32	A+	700,000	824,103
5.00%, 7/1/30	A+	1,000,000	1,183,890

Oakland, G.O. Bonds, Ser. A, 5.00%, 1/15/35	Aa2	2,000,000	2,437,600

Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
(Election of 2012), 6.625%, 8/1/38	Aa3	1,000,000	1,256,630
(Election of 2006), Ser. A, 6.125%, 8/1/29
(Prerefunded 8/1/19)	Aa3	4,000,000	4,582,280
Ser. A, 5.00%, 8/1/40	Aa3	1,000,000	1,201,180
5.00%, 8/1/31	Aa3	1,000,000	1,252,120
Ser. A, 5.00%, 8/1/31	Aa3	2,350,000	2,942,482
5.00%, 8/1/30	Aa3	1,000,000	1,259,180

Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds
(Ladera Ranch — No. 04-1), Ser. A
5.00%, 8/15/33	BBB	1,750,000	2,031,768
5.00%, 8/15/32	BBB	1,000,000	1,163,040

Orange Cnty., Sanitation Dist. Waste Wtr. Rev.
Bonds, Ser. A, 5.00%, 2/1/37	AAA	3,190,000	3,942,138

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lane), 5.00%, 8/15/29	AA–	1,050,000	1,263,675

Peralta Cmnty. College Dist. G.O. Bonds, Ser. A
5.00%, 8/1/34	Aa3	1,000,000	1,220,700
5.00%, 8/1/32	Aa3	2,000,000	2,461,180

Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds
5.75%, 9/1/39 (Prerefunded 9/1/19)	AA–	6,000,000	6,832,680
5.50%, 9/1/31 (Prerefunded 9/1/19)	AA–	1,000,000	1,131,620
NATL, 5.25%, 9/1/32	AA–	1,000,000	1,235,990
NATL, 5.25%, 9/1/30	AA–	1,295,000	1,613,453

Port of Oakland, Rev. Bonds, Ser. P
5.00%, 5/1/33	A+	1,860,000	2,151,760
5.00%, 5/1/31	A+	1,000,000	1,162,590

Poway, Unified School Dist. G.O. Bonds (Election
of 2008), zero %, 8/1/29	Aa3	11,350,000	8,098,339

Poway, Unified School Dist. Pub. Fin. Auth.
Special Tax Bonds
5.00%, 9/15/32	BBB	500,000	583,390
5.00%, 9/15/28	BBB	1,110,000	1,314,617

Rancho Cordova, Cmnty. Fac. Dist.
Special Tax Bonds
(Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/32	BBB–/P	1,250,000	1,397,250
(Sunridge Anatolia No. 03-1), 4.00%, 9/1/27	BBB–/P	425,000	489,073

Redding, Elec. Syst. Rev. Bonds, NATL, 6.368%,
7/1/22 (Escrowed to maturity)	AA–	2,645,000	3,068,121

Redwood City, Redev. Agcy., Tax Alloc. Bonds
(Redev. Area 2-A), AMBAC, zero %, 7/15/22	A–	3,230,000	2,843,175

California Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
Regents of the U. of CA Med. Ctr. (The) Rev.
Bonds, Ser. L, 5.00%, 5/15/41	Aa3	$2,000,000	$2,445,840

Rio Linda, Unified School Dist. G.O. Bonds
(Election of 2006), AGM, 5.00%, 8/1/31	AA	6,000,000	6,184,860

Ripon, Redev. Agcy. Tax Alloc. Bonds (Cmnty.
Redev.), NATL, 4.75%, 11/1/36	A3	1,410,000	1,428,654

Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB–	750,000	884,963

Rocklin, Special Tax Bonds, 5.00%, 9/1/35	BB/P	3,500,000	4,076,135

Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds
(Rohnert Redev.), NATL, zero %, 8/1/25	AA–	1,340,000	1,068,771

Roseville, Special Tax Bonds (Westpark Cmnty.
Pub. Fac. Dist. No. 1)
5.00%, 9/1/37	BBB–/P	1,250,000	1,460,038
5.00%, 9/1/33	BBB–/P	1,000,000	1,187,050

Roseville, Elec. Syst. Fin. Auth. Rev. Bonds
5.00%, 2/1/34	A+	1,625,000	1,923,366
5.00%, 2/1/33	A+	1,455,000	1,728,991
5.00%, 2/1/32	A+	500,000	595,335
5.00%, 2/1/28	A+	2,895,000	3,464,562

Sacramento Cnty., Arpt. Syst. Rev. Bonds,
Ser. A, AGM
5.00%, 7/1/28	AA	1,500,000	1,598,310
5.00%, 7/1/26	AA	5,000,000	5,336,650
5.00%, 7/1/25	AA	3,990,000	4,259,365

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL
zero %, 12/1/23	AA–	10,000,000	8,611,500
zero %, 12/1/22	AA–	7,500,000	6,655,575

Sacramento, Muni. Util. Dist. Rev. Bonds
Ser. Y, 5.00%, 8/15/32	Aa3	1,500,000	1,809,390
Ser. B, 5.00%, 8/15/31	Aa3	2,905,000	3,559,148
Ser. Y, 5.00%, 8/15/31	Aa3	500,000	604,385
Ser. X, 5.00%, 8/15/28	Aa3	1,230,000	1,446,861
Ser. X, U.S. Govt. Coll., 5.00%, 8/15/28
(Prerefunded 8/15/21)	AAA/P	420,000	497,540

Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
Ser. K, AMBAC, 5.25%, 7/1/24	Aa3	11,520,000	14,264,870

Sacramento, Regl. Trans. Dist. Rev. Bonds
(Farebox), 5.00%, 3/1/42	A3	2,890,000	3,247,695

San Bernardino Cnty., Special Tax Bonds,
5.00%, 9/1/33	BBB–/P	2,500,000	2,878,000

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. A, 6.25%, 8/1/33
(Prerefunded 8/1/18)	Aa2	1,000,000	1,097,810
(Election of 2008), Ser. D, 5.00%, 8/1/45	Aa2	1,500,000	1,795,185

San Diego Cmnty. Fac. Dist. No. 3 Special Tax
Bonds, 5.00%, 9/1/36	BBB/P	980,000	1,089,966

36 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds,
Ser. B, 5.00%, 7/1/38	A1	$2,000,000	$2,280,280

San Diego Cnty., Wtr. Auth. Rev. Bonds, Ser. B
5.00%, 5/1/36	AAA	5,000,000	6,178,100
5.00%, 5/1/35	AAA	4,000,000	4,958,000

San Diego, Pub. Fac. Fin. Auth. Rev. Bonds
Ser. A, 5.25%, 3/1/40	AA–	1,000,000	1,129,940
Ser. A, 5.25%, 9/1/35	AA–	1,500,000	1,707,075
Ser. A, 5.25%, 3/1/25	AA–	6,065,000	6,971,839
(Cap. Impt.), Ser. A, 5.00%, 10/15/35	AA–	500,000	607,665
Ser. A, 5.00%, 9/1/26	AA–	6,265,000	7,121,801

San Diego, Pub. Fac. Fin. Auth. Tax Alloc.
Bonds (Southcrest), Ser. B, Radian Insd.,
5.125%, 10/1/22	AA	1,000,000	1,043,120

San Diego, Pub. Fac. Fin. Auth. Swr. Rev.
Bonds, Ser. A
5.25%, 5/15/29 (Prerefunded 5/15/20)	AA+	1,245,000	1,435,547
5.125%, 5/15/29 (Prerefunded 5/15/19)	AA+	5,000,000	5,548,050
5.00%, 5/15/37	AA+	2,000,000	2,469,040

San Diego, Pub. Fac. Fin. Auth. Wtr. Rev. Bonds
Ser. A, 5.00%, 8/1/45	Aa3	2,000,000	2,442,760
Ser. B, 5.00%, 8/1/37	Aa3	3,000,000	3,690,630

San Diego, Unified School Dist. G.O. Bonds
(Election 2012), Ser. F, 5.00%, 7/1/45	Aa2	6,440,000	7,814,876
(Election of 2008), Ser. C, zero %, 7/1/44	Aa2	10,000,000	3,989,900

San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds
Ser. A, 5.25%, 5/1/33	A1	4,000,000	4,683,920
(San Francisco Intl. Arpt.), Ser. 2, 5.00%, 5/1/41	A1	5,000,000	5,872,050
5.00%, 5/1/29	A1	2,000,000	2,392,940

San Francisco City & Cnty., Intl. Arpt. Comm. Rev.
Bonds, Ser. B, 5.00%, 5/1/43	A1	3,280,000	3,806,407

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds (No. 6 Mission Bay
South Pub. Impts.), Ser. A, 5.00%, 8/1/31	BBB/P	1,140,000	1,296,134

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.)
Ser. 34D, AGC, 5.25%, 5/1/25
(Prerefunded 5/1/18)	AA	2,250,000	2,405,385
Ser. F, 5.00%, 5/1/40	A1	4,750,000	5,313,778
Ser. G, 5.00%, 5/1/40	A1	4,400,000	4,922,236

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds
(Mission Bay North Redev.), Ser. C, 6.75%,
8/1/41 (Prerefunded 2/1/21)	A–	1,000,000	1,243,100
(Mission Bay South Redev.), Ser. D, 6.625%,
8/1/39 (Prerefunded 8/1/19)	BBB+	1,250,000	1,447,438

California Tax Exempt Income Fund 37

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	$1,750,000	$2,090,585

San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Allocation Bonds
(Mission Bay South Redev.), Ser. B, NATL,
5.00%, 8/1/43	AA–	1,100,000	1,327,502
(Mission Bay North Redev.), Ser. A, NATL,
5.00%, 8/1/41	AA–	1,285,000	1,555,737
(Mission Bay South Redev.), Ser. C, NATL,
5.00%, 8/1/41	AA–	1,000,000	1,209,720

San Joaquin Cnty., Trans. Auth. Rev. Bonds,
Ser. A, 5.50%, 3/1/41	AA	7,000,000	8,169,700

San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5.00%, 1/15/34	BBB–	7,125,000	8,373,514

San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged
Area Redev.), Ser. B, Radian Insd., 5.00%, 8/1/32	AA	3,935,000	3,944,838

San Marcos, Unified School Dist. G.O. Bonds
(Election 2010), Ser. B, zero %, 8/1/51	Aa3	11,425,000	3,130,793

San Mateo Cnty., Cmnty. College G.O. Bonds
(Election of 2005)
Ser. B, NATL, zero %, 9/1/27	Aaa	10,545,000	8,561,380
Ser. A, NATL, zero %, 9/1/26	Aaa	4,000,000	3,349,440

Santa Clara Valley, Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 6/1/46	Aa1	1,500,000	1,829,835

Santa Clara, Elec. Rev. Rev. Bonds, Ser. A
6.00%, 7/1/31	A+	2,500,000	3,017,800
5.25%, 7/1/32	A+	4,000,000	4,669,600

Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax
Bonds (Impt. Area No. 1), Ser. A
5.25%, 9/1/27 (Prerefunded 9/1/21)	BBB+	3,270,000	3,780,709
5.25%, 9/1/26 (Prerefunded 9/1/21)	BBB+	1,485,000	1,725,243
5.10%, 9/1/30 (Prerefunded 9/1/21)	BBB+	480,000	545,102

Saugus, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 8/1/24	Aa2	1,210,000	1,038,785

School Fin. Fac. Auth. 144A Rev. Bonds (Kipp
LA Projects), Ser. A, 5.00%, 7/1/45	BBB–	1,500,000	1,700,670

South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A
5.00%, 8/15/32	BBB+	1,000,000	1,129,490
5.00%, 8/15/30	BBB+	1,130,000	1,284,143

South Western Cmnty. College Dist. G.O. Bonds
(Election 2008), Ser. D
5.00%, 8/1/44	Aa2	4,000,000	4,773,200
zero %, 8/1/37	Aa2	3,100,000	1,303,426

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5.25%, 11/1/24	A3	2,850,000	3,468,479
(Natural Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,749,765
Ser. A, 5.00%, 7/1/40	AA–	6,860,000	7,658,024

38 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
Southwestern Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. C, zero %, 8/1/46	Aa2	$10,000,000	$3,424,600

Stockton, Pub. Fin. Auth. Special Tax Bonds,
Ser. A, BAM, 4.00%, 9/2/27	AA	570,000	660,887

Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta
Wtr. Supply), Ser. A
6.25%, 10/1/40	A	1,250,000	1,580,925
6.25%, 10/1/38	A	2,235,000	2,830,002
6.125%, 10/1/35	A	750,000	945,825

Stockton, Unified School Dist. G.O. Bonds
(Election 2012), Ser. A, AGM, 5.00%, 8/1/38	AA	1,000,000	1,175,040

Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	2,675,000	2,683,373

Sweetwater, G.O. Bonds (Union High School
Dist.), 5.00%, 8/1/35	A1	2,330,000	2,844,138

Tobacco Securitization Auth. of Southern
CA Rev. Bonds
Class A1-SNR, 5.125%, 6/1/46	B+	5,000,000	5,000,100
Ser. A1-SNR, 5.00%, 6/1/37	BB+	2,000,000	2,000,120

Tracy, Operational Partnership, Joint Powers Auth.
Lease Rev. Bonds, AGC
6.375%, 10/1/38	AA	2,200,000	2,418,504
6.25%, 10/1/33	AA	3,000,000	3,302,490

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A
5.875%, 1/1/29 (Prerefunded 1/1/19)	AA–	6,000,000	6,665,700
5.625%, 1/1/29 (Prerefunded 1/1/19)	AA–	1,000,000	1,105,420

Turlock, Irrigation Dist. Rev. Bonds
Ser. A, 5.00%, 1/1/40 (Prerefunded 1/1/20)	AA–	12,640,000	14,286,093
(1st Priority), 5.00%, 1/1/37	A+	3,000,000	3,682,830
(1st Priority), 5.00%, 1/1/36	A+	2,000,000	2,461,320
(1st Priority), 5.00%, 1/1/35	A+	2,000,000	2,471,540
(1st Priority), 5.00%, 1/1/34	A+	1,640,000	2,035,076

Tustin Cmnty., Fac. Dist. Special Tax Bonds
(No. 06-1 Legacy Columbus Villages), Ser. A,
5.00%, 9/1/37	BBB+	2,100,000	2,463,678

Twin Rivers, Unified School Dist. G.O. Bonds,
Ser. A, BAM, 5.00%, 8/1/40	AA	2,000,000	2,326,780

U. of CA Rev. Bonds
Ser. O, 5.25%, 5/15/39 (Prerefunded 5/15/19)	Aa2	5,530,000	6,153,950
Ser. O, FHL Banks Coll., U.S. Govt. Coll., 5.25%,
5/15/39 (Prerefunded 5/15/19)	AAA/P	1,620,000	1,802,785
Ser. AR, 5.00%, 5/15/46	Aa2	4,000,000	4,899,360
Ser. AR, 5.00%, 5/15/41	Aa2	2,000,000	2,459,340
Ser. AI, 5.00%, 5/15/32	Aa2	3,000,000	3,690,270
Ser. K, 4.00%, 5/15/46	Aa3	3,000,000	3,322,770

Union, G.O. Bonds, Ser. A, 5.00%, 9/1/44	Aa1	1,890,000	2,267,490

California Tax Exempt Income Fund 39

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
Ventura Cnty., COP (Pub. Fin. Auth. III)
5.75%, 8/15/29 (Prerefunded 8/15/19)	AA+	$1,500,000	$1,705,470
5.75%, 8/15/28 (Prerefunded 8/15/19)	AA+	1,745,000	1,984,030

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5.375%, 9/1/30	BBB+	2,350,000	2,691,573

1,351,959,947
Delaware (0.4%)
DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.60%, 10/1/38	VMIG1	4,900,000	4,900,000

4,900,000
Guam (0.3%)
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40	A–	2,450,000	2,698,112

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
AGM, 5.00%, 10/1/30	AA	1,000,000	1,168,530

3,866,642
Indiana (0.6%)
IN State Fin. Auth. VRDN, Ser. A-3, 0.58%, 2/1/37	VMIG1	8,000,000	8,000,000

8,000,000
Mississippi (0.2%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. C,
0.60%, 12/1/30	VMIG1	2,250,000	2,250,000

2,250,000
Nevada (0.4%)
Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.64%, 6/1/42	VMIG1	6,000,000	6,000,000

6,000,000
New Hampshire (—%)
NH State Hlth. & Ed. Fac. Auth. VRDN (U. Syst.
of NH), Ser. B, 0.58%, 7/1/33	VMIG1	660,000	660,000

660,000
Oklahoma (0.3%)
OK State Tpk. Auth. VRDN, Ser. F, 0.58%, 1/1/28	VMIG1	4,645,000	4,645,000

4,645,000
Puerto Rico (0.2%)
Children’s Trust Fund Tobacco Settlement (The)
Rev. Bonds, 5.625%, 5/15/43	Ba2	3,350,000	3,350,603

Virgin Islands (0.2%)			3,350,603
VI Pub. Fin. Auth. Rev. Bonds, Ser. A,
5.00%, 10/1/25	BBB	2,000,000	2,002,140

			2,002,140

TOTAL INVESTMENTS

Total investments (cost $1,244,881,370)			$1,387,634,332

40 California Tax Exempt Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,402,130,899.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Local debt	16.2%
State debt	14.7
Utilities	14.7
Prerefunded	12.7
Transportation	10.5

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,387,634,332	$—

Totals by level	$—	$1,387,634,332	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 41

Statement of assets and liabilities 9/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,244,881,370)	$1,387,634,332

Cash	18,985,953

Interest and other receivables	16,910,401

Receivable for shares of the fund sold	885,699

Receivable for investments sold	2,425,000

Prepaid assets	10,253

Total assets	1,426,851,638

LIABILITIES

Payable for investments purchased	10,612,265

Payable for purchases of delayed delivery securities (Note 1)	9,665,529

Payable for shares of the fund repurchased	1,794,994

Payable for compensation of Manager (Note 2)	502,374

Payable for custodian fees (Note 2)	4,640

Payable for investor servicing fees (Note 2)	136,862

Payable for Trustee compensation and expenses (Note 2)	499,341

Payable for administrative services (Note 2)	5,405

Payable for distribution fees (Note 2)	739,445

Distributions payable to shareholders	620,131

Other accrued expenses	139,753

Total liabilities	24,720,739

Net assets	$1,402,130,899

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,294,211,175

Undistributed net investment income (Note 1)	6,403,073

Accumulated net realized loss on investments (Note 1)	(41,236,311)

Net unrealized appreciation of investments	142,752,962

Total — Representing net assets applicable to capital shares outstanding	$1,402,130,899

(Continued on next page)

42 California Tax Exempt Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,253,683,339 divided by 149,420,493 shares)	$8.39

Offering price per class A share (100/96.00 of $8.39)*	$8.74

Net asset value and offering price per class B share ($5,058,756 divided by 603,563 shares)**	$8.38

Net asset value and offering price per class C share ($60,950,765 divided by 7,222,436 shares)**	$8.44

Net asset value and redemption price per class M share ($3,834,694 divided by 458,299 shares)	$8.37

Offering price per class M share (100/96.75 of $8.37)†	$8.65

Net asset value, offering price and redemption price per class Y share
($78,603,345 divided by 9,342,669 shares)	$8.41

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 43

Statement of operations Year ended 9/30/16

INTEREST INCOME	$57,276,391

EXPENSES

Compensation of Manager (Note 2)	$5,951,797

Investor servicing fees (Note 2)	900,933

Custodian fees (Note 2)	15,946

Trustee compensation and expenses (Note 2)	107,335

Distribution fees (Note 2)	3,277,213

Administrative services (Note 2)	39,268

Other	317,126

Fees waived and reimbursed by Manager (Note 2)	(16,199)

Total expenses	10,593,419

Expense reduction (Note 2)	(4,976)

Net expenses	10,588,443

Net investment income	46,687,948

Net realized gain on investments (Notes 1 and 3)	11,442,585

Net unrealized appreciation of investments during the year	22,200,673

Net gain on investments	33,643,258

Net increase in net assets resulting from operations	$80,331,206

The accompanying notes are an integral part of these financial statements.

44 California Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/16	Year ended 9/30/15

Operations:
Net investment income	$46,687,948	$50,731,925

Net realized gain on investments	11,442,585	13,862,388

Net unrealized appreciation (depreciation) of investments	22,200,673	(20,521,449)

Net increase in net assets resulting from operations	80,331,206	44,072,864

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(980,978)	(671,620)

Class B	(4,205)	(3,271)

Class C	(39,045)	(23,673)

Class M	(2,338)	(1,512)

Class Y	(48,678)	(30,683)

From tax-exempt net investment income
Class A	(42,046,542)	(46,020,235)

Class B	(142,611)	(181,206)

Class C	(1,391,646)	(1,310,498)

Class M	(96,067)	(96,310)

Class Y	(2,382,085)	(2,240,057)

Increase (decrease) from capital share transactions (Note 4)	29,232,940	(42,087,297)

Total increase (decrease) in net assets	62,429,951	(48,593,498)

NET ASSETS

Beginning of year	1,339,700,948	1,388,294,446

End of year (including undistributed net investment income
of $6,403,073 and $7,470,162, respectively)	$1,402,130,899	$1,339,700,948

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset		Net realized							Ratio	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	value (%) [a]	(in thousands)	net assets (%) [b,c]	net assets (%) [c]	(%)

Class A
September 30, 2016	$8.19	.29	.20	.49	(.29)	(.29)	$8.39	6.08	$1,253,683	.75 [d]	3.43 [d]	16
September 30, 2015	8.23	.31	(.04)	.27	(.31)	(.31)	8.19	3.29	1,226,347.74		3.73	14
September 30, 2014	7.81	.32	.42	.74	(.32)	(.32)	8.23	9.63	1,278,391.74		3.99	11
September 30, 2013	8.34	.33	(.53)	(.20)	(.33)	(.33)	7.81	(2.50)	1,338,414.74		4.03	11
September 30, 2012	7.83	.34	.51	.85	(.34)	(.34)	8.34	11.12	1,591,810.75		4.30	6

Class B
September 30, 2016	$8.18	.23	.21	.44	(.24)	(.24)	$8.38	5.41	$5,059	1.38 [d]	2.81 [d]	16
September 30, 2015	8.22	.25	(.04)	.21	(.25)	(.25)	8.18	2.64	5,360	1.37	3.10	14
September 30, 2014	7.80	.27	.42	.69	(.27)	(.27)	8.22	8.96	6,364	1.37	3.36	11
September 30, 2013	8.34	.28	(.54)	(.26)	(.28)	(.28)	7.80	(3.24)	7,255	1.37	3.40	11
September 30, 2012	7.83	.29	.51	.80	(.29)	(.29)	8.34	10.42	8,749	1.38	3.67	6

Class C
September 30, 2016	$8.23	.22	.21	.43	(.22)	(.22)	$8.44	5.33	$60,951	1.53 [d]	2.64 [d]	16
September 30, 2015	8.27	.24	(.04)	.20	(.24)	(.24)	8.23	2.46	46,944	1.52	2.95	14
September 30, 2014	7.85	.25	.42	.67	(.25)	(.25)	8.27	8.73	44,233	1.52	3.21	11
September 30, 2013	8.38	.27	(.53)	(.26)	(.27)	(.27)	7.85	(3.25)	47,175	1.52	3.25	11
September 30, 2012	7.87	.28	.51	.79	(.28)	(.28)	8.38	10.19	56,923	1.53	3.51	6

Class M
September 30, 2016	$8.16	.26	.22	.48	(.27)	(.27)	$8.37	5.92	$3,835	1.03 [d]	3.14 [d]	16
September 30, 2015	8.20	.28	(.04)	.24	(.28)	(.28)	8.16	3.00	3,033	1.02	3.45	14
September 30, 2014	7.79	.29	.41	.70	(.29)	(.29)	8.20	9.22	2,670	1.02	3.71	11
September 30, 2013	8.32	.31	(.53)	(.22)	(.31)	(.31)	7.79	(2.78)	2,606	1.02	3.75	11
September 30, 2012	7.81	.32	.51	.83	(.32)	(.32)	8.32	10.83	3,341	1.03	4.00	6

Class Y
September 30, 2016	$8.21	.30	.21	.51	(.31)	(.31)	$8.41	6.29	$78,603	.53 [d]	3.63 [d]	16
September 30, 2015	8.25	.32	(.04)	.28	(.32)	(.32)	8.21	3.50	58,017.52		3.95	14
September 30, 2014	7.83	.33	.42	.75	(.33)	(.33)	8.25	9.85	56,636.52		4.20	11
September 30, 2013	8.36	.35	(.53)	(.18)	(.35)	(.35)	7.83	(2.28)	54,574.52		4.25	11
September 30, 2012	7.85	.36	.51	.87	(.36)	(.36)	8.36	11.30	56,992.53		4.49	6

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes interest and fees expense associated with borrowings which amounted to the following (Note 1):

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

Percentage of
average net assets

September 30, 2014	<0.01%

September 30, 2013	<0.01

September 30, 2012	<0.01

The accompanying notes are an integral part of these financial statements.

46 California Tax Exempt Income Fund	California Tax Exempt Income Fund 47

Notes to financial statements 9/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through September 30, 2016.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015) and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

48 California Tax Exempt Income Fund

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

California Tax Exempt Income Fund 49

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2016, the fund had a capital loss carryover of $41,367,972 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$9,423,165	N/A	$9,423,165	September 30, 2017

1,872,123	N/A	1,872,123	September 30, 2018

30,072,684	N/A	30,072,684	September 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $620,842 to decrease undistributed net investment income and $620,842 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$143,727,912
Unrealized depreciation	(392,227)

Net unrealized appreciation	143,335,685
Undistributed tax-exempt income	5,897,077
Undistributed ordinary income	1,126,126
Capital loss carryforward	(41,367,972)
Cost for federal income tax purposes	$1,244,298,647

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

50 California Tax Exempt Income Fund

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.435% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $16,199.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$816,425	Class M	2,033

Class B	3,401	Class Y	43,568

Class C	35,506	Total	$900,933

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,976 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,049, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

California Tax Exempt Income Fund 51

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,676,234	Class M	15,523

Class B	43,901	Total	$3,277,213

Class C	541,555

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $88,347 and $676 from the sale of class A and class M shares, respectively, and received $20 and $48 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,506 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$265,994,022	$214,812,726

U.S. government securities (Long-term)	—	—

Total	$265,994,022	$214,812,726

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

52 California Tax Exempt Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	14,925,157	$124,387,853	9,952,072	$82,132,249

Shares issued in connection with
reinvestment of distributions	4,062,945	33,816,867	4,390,175	36,195,391

	18,988,102	158,204,720	14,342,247	118,327,640

Shares repurchased	(19,356,462)	(161,059,629)	(19,956,925)	(164,430,719)

Net decrease	(368,360)	$(2,854,909)	(5,614,678)	$(46,103,079)

	Year ended 9/30/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	49,285	$409,584	37,287	$307,642

Shares issued in connection with
reinvestment of distributions	17,031	141,549	21,054	173,415

	66,316	551,133	58,341	481,057

Shares repurchased	(118,103)	(980,453)	(177,276)	(1,455,952)

Net decrease	(51,787)	$(429,320)	(118,935)	$(974,895)

	Year ended 9/30/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	2,206,944	$18,472,658	1,081,005	$8,963,776

Shares issued in connection with
reinvestment of distributions	139,289	1,167,037	128,090	1,061,456

	2,346,233	19,639,695	1,209,095	10,025,232

Shares repurchased	(825,905)	(6,914,569)	(855,569)	(7,087,052)

Net increase	1,520,328	$12,725,126	353,526	$2,938,180

	Year ended 9/30/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	131,616	$1,102,792	43,028	$352,347

Shares issued in connection with
reinvestment of distributions	10,511	87,327	10,435	85,764

	142,127	1,190,119	53,463	438,111

Shares repurchased	(55,319)	(457,174)	(7,477)	(61,525)

Net increase	86,808	$732,945	45,986	$376,586

	Year ended 9/30/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,613,123	$30,221,989	1,790,406	$14,812,642

Shares issued in connection with
reinvestment of distributions	207,047	1,729,659	189,139	1,563,145

	3,820,170	31,951,648	1,979,545	16,375,787

Shares repurchased	(1,545,163)	(12,892,550)	(1,779,395)	(14,699,876)

Net increase	2,275,007	$19,059,098	200,150	$1,675,911

California Tax Exempt Income Fund 53

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

54 California Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 97.73% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

California Tax Exempt Income Fund 55

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

56 California Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

California Tax Exempt Income Fund 57

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting
and Corporate Governance, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

58 California Tax Exempt Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

California Tax Exempt Income Fund 59

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60 California Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN045 303076 11/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2016	$62,255	$ —	$7,000	$ —
September 30, 2015	$63,114	$ —	$6,750	$ —

For the fiscal years ended September 30, 2016 and September 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,000 and $6,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2016	$ —	$ —	$ —	$ —

September 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2016